UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-06190)

Exact name of registrant as specified in charter:	Putnam International Equity Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2014

Date of reporting period:	July 1, 2013 — December 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

POVSX

Putnam International Equity Fund

Semiannual report 12|31|13

A world of investing.®

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
International Equity
Fund

Semiannual report
12 | 31 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Trustee approval of management contract	17

Financial statements	24

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including both general financial market conditions and factors related to a specific issuer or industry. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

As 2014 gets under way, signs point to a more widespread economic recovery around the world. We are encouraged by the improvement that the larger developed economies are showing in key areas such as unemployment, housing, and manufacturing.

Some storm clouds also have cleared. It is no longer a guessing game as to when the U.S. Federal Reserve will begin reducing its stimulative bond-buying program. And the looming threat of another federal government shutdown is easing. Moreover, the embattled 17-nation eurozone, which just a year ago appeared to teeter on the verge of financial collapse, seems to be emerging from recession. At the same time, Japan is pursuing structural policies seeking to reverse its deflationary spiral, while China is working toward instituting important domestic reforms to support sustainable growth.

In 2013, U.S. stocks, as measured by the S&P 500 Index, soared more than 30%, posting their best year since 1997. Equities may continue to benefit from better business conditions, but it is worth remembering that advances of such magnitude are rare. For fixed-income investors, rising Treasury yields may continue to pose a challenge requiring a different set of strategies than those that were common during the years of falling rates.

To help you pursue your financial goals in this environment, Putnam offers fresh thinking and a commitment to fundamental research, active investing, and risk management strategies. Your financial advisor also can help guide you toward your investment goals, while taking into account your time horizon and tolerance for risk.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who has retired from the Board of Trustees, for her 20 years of dedicated service.

## Putnam International Equity Fund

# Unearthing opportunities beyond America

Putnam International Equity Fund pursues attractively valued companies outside the United States. With a history of over 20 years, the fund has refined an investment process that incorporates fundamental company research with sector and market insights.

### A world of opportunities

**Emerging markets** **Developed markets**

The fund can invest in undervalued companies across a diverse range of international markets, including the developed markets of Europe, Canada, Japan, and Australia, as well as the developing markets of Latin America, Asia, Eastern Europe, and Africa.

*Sources: MSCI EAFE Index, MSCI Emerging Markets Index.*

### Investments may drive future growth in international markets

Investment is one of the keys for sustaining long-term economic growth, and most regions of the world are benefiting from a higher ratio of investment to GDP than is the United States.

**Comparing investment as a percentage of GDP across regions**

European Union
United States
Developing Asia
Latin America and the Caribbean
50%
40
30
20
10
0
2012
2013*
2014*
2015*

* *Estimates.*
*Sources: International Monetary Fund, World Economic Outlook Database, October 2013; Haver Analytics.*

**"We actively research stocks one by one, trying to find companies that the market has undervalued."**

**Simon Davis**
Portfolio Manager
*Putnam's Co-Head of International Equities, Simon Davis, has experience investing in international markets since 1988.*

2 International Equity Fund

International Equity Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	International Equity Fund

Interview with your fund’s portfolio manager

Putnam International Equity Fund outperformed its benchmark for the six-months ended December 31, 2013. What drove this result?

Strong stock selection results in the portfolio put the fund above the benchmark for the period. Fund performance was particularly strong during the last few months of the year, as the European region continued its rebound from a mid-year pullback, Japanese stocks continued their robust performance, and select emerging markets rebounded sharply from a broad-based sell-off.

European equity markets closed out the year with strong gains. What factors supported this trend?

A number of policy-related developments helped the European stock market advance in the final months of 2013. One key factor was the decline in fears over the impact of the Federal Reserve’s tapering of its stimulative bond-buying program. Though investors grew anxious over this policy change earlier in the year and markets experienced temporary declines through October, ultimately they shrugged off concerns that tapering would be a major headwind for stocks.

Another important development centered on China. In December, the Chinese political leadership announced its commitment to

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 12/31/13. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 15.

International Equity Fund	5

a wide-ranging series of domestic reforms, touching on everything from China’s long-held one-child policy to changes in the national banking system. As details about these reforms emerged, they were gradually seen to be positive for the long-term sustainability of China’s economic growth.

We also saw better-than-expected economic data in the United States. Despite the partial U.S. government shutdown in the fall, it appears that the U.S. economy has remained on a positive trajectory. Because European economic and market developments generally lag those in the United States, better U.S. data pointed to an improved outlook for Europe.

Lastly, real evidence of improving economic data in Europe lent support to European equities. Though problems will likely emerge along the path to recovery, it appears to us that we may be past the worst risks for the eurozone and peripheral European economies — which only 18 months ago seemed to be edging toward disintegration and financial disaster.

Japanese equities continued their robust performance through year-end 2013. What is your view of their prospects in 2014?

We see attractive investment opportunities in Japan in 2014. Part of our view is based on our belief that the yen is likely to weaken further due to the Bank of Japan’s continued efforts to end deflation in Japan by expanding its balance sheet. Earnings growth in Japan, we believe, will be relatively attractive in a global context, and will be led by export-focused companies. We believe a tailwind for the Japanese economy will be provided by the expected improvement in economies to which Japan exports its goods.

There is also potential upside from Japanese structural reform, rising wage inflation, and improved domestic consumption. Japanese

Allocations are shown as a percentage of the fund’s net assets. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6	International Equity Fund

structural reform includes a list of challenging agenda items, such as raising the consumption tax, making changes to employment laws, forging a transpacific trade pact, and reforming key domestic industries. Markets are not yet giving credit for significant progress on these issues, so to the extent the administration of Prime Minister Shinzo Abe delivers on its ambitions, we believe markets are likely to respond positively.

Emerging markets endured another difficult year in 2013. In your view, does this lend to or detract from their investment potential?

We think the multi-year underperformance of emerging markets opens the door to certain investment opportunities. China, for example, is clamping down on corruption and pollution, as well as slowing its headlong multi-year investment in fixed assets. As it shifts its economy in the direction of domestic consumption and the improvement of its citizens’ quality of life, we think China could offer interesting opportunities for investors. Sustainable domestic-led growth in China, in other words, has the potential to command higher price-to-earnings multiples for Chinese stocks. Assuming transparency and corporate trustworthiness can improve as well, we believe Chinese markets would stand to be rated higher by many market participants.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 12/31/13. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

International Equity Fund	7

There are headwinds in the short term, of course. U.S. Fed tapering led to substantial outflows from emerging markets in 2013, though select emerging markets in Asia and Latin America began to rebound sharply in the latter portion of the fourth calendar quarter. As tapering gets under way in 2014, the potential for further capital outflows remains, so we must wait and see whether these recoveries are intermittent or can be sustained. On the other hand, the capital outflows one might expect do imply that potential investment opportunities may arise among long-term franchise winners. Invariably, some companies will be unduly punished by recurring bouts of broad-based and indiscriminate selling of emerging-market assets. In this context, we believe careful fundamental research can help investors identify and exploit strong and sustainable emerging opportunities.

Which stocks helped the fund’s relative performance?

French auto-part manufacturer Valeo benefited from its strategy of refocusing on a narrower range of higher-value products. Specifically, the company shifted its business toward safety and energy-efficiency products, which typically generate higher profit margins in an industry where vehicles are taking on ever-greater technological sophistication. The market generally missed these strengths of Valeo, which was widely misperceived as a poorly managed, low-margin business that was overexposed to the French car industry. We sold the stock and locked in profits for the fund by the end of the period.

Deutsche Post, which is the incumbent mail operator in Germany, was the second-largest contributor to the fund’s relative results. The company has three major segments: domestic mail, express freight operations, and

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	International Equity Fund

freight logistics. The second segment is the company DHL, which is currently the leading express freight operator in Asia, and which has benefited from strong economic growth in Asia and particularly from strengthening Asia-Europe trade.

When we bought the stock, Deutsche Post also had a North American component that was losing market share. Deutsche Post subsequently shut down its North American operations and thereby significantly improved its express freight business. As for its domestic mail business, Germany increased stamp prices in 2013 — the first such increase in a long time — which helped Deutsche Post’s overall business results; also, aggregate mail volume is being supported by the rise of online shopping.

A strong performer among our Japanese positions was Softbank, one of the major players in the Japanese mobile industry. The company gained significant market share through its early deployment, relative to its local competitors, of the iPhone in Japan. It was able to use the windfall from this activity to fund its acquisition of additional broadband spectrum, which contributed to its market share gains. Softbank also won a bidding war over Sprint during the period, which caused its share price to gain significantly, and its stake in Alibaba — which might be called the eBay of China — also gave a boost to the stock.

Which stocks detracted from the fund’s results?

A growth-oriented information technology company, Telecity, was the largest detractor from the fund’s performance. The stock has been a strong contributor in the past, and we continue to like it for its unique characteristics. This company provides high-connectivity data-center capacity for time-critical applications in industries such as online gaming and high-frequency investment trading.

Companies in these industries require massive energy-intensive server support to minimize data reaction latency, which is where Telecity has proven to be a valuable partner to a variety of businesses. The stock suffered because there was some excess supply in the market during the period, which caused some investors to doubt the company’s ability to charge a high premium for its services.

Sanofi, a major global health-care company based in France, was the second-largest detractor from results. It lagged the market, we believe, because of a general preference among investors for cyclical stocks over more defensive health-care names, which is how Sanofi is generally perceived. We continue to think the company has an excellent pipeline of vaccines, and that its positive exposure to emerging markets — particularly in the area of diabetes treatment in China — should help the company grow over the long term. We also believe the stock has strong potential in the short to medium term due to EPS [earnings-per-share] accretion that we think it could achieve through capital restructuring.

What is your outlook for international stocks?

We feel that international stocks offer broad opportunities to investors at the present time, particularly relative to U.S. equities and to other asset classes. Macroeconomic and earnings recoveries, restructuring opportunities, and emerging-market rebound potential all support our outlook for international stocks.

In Europe, we expect the economy will move into recovery in 2014. As European countries gradually reduce the intensity of their fiscal-austerity programs, there will likely be a weaker fiscal drag, which we think should result in better GDP growth, improved revenue growth for corporations, and better margins for companies that streamlined their operations during the period of austerity instituted by European governments.

International Equity Fund	9

We are also constructive on international equities because we think the U.S. economy will continue to improve. A continuing U.S. recovery would likely provide a helpful external boost to the United Kingdom, Europe, and Japan, among others. In Japan, we think earnings growth will continue to accelerate, in large part because of our expectation of continued yen weakness. Emerging markets, we believe, will continue to grow, but in our view are not likely to be the primary drivers of global growth as 2014 gets under way.

Policy missteps, whether in the United States, Japan, Europe, or China represent perhaps the greatest risk. Like the United States, for example, Europe and Japan are passing through a highly unusual period of policy support and systemic financial crises. Removing or curtailing that support, as we saw following the June 2013 announcement of the U.S. Fed’s plan to taper its bond-buying program, has the potential to amplify market volatility.

Thank you, Sam, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Simon Davis is Co-Head of International Equities at Putnam. He has a B.A. from Oxford University. Simon joined Putnam in 2000 and has been in the investment industry since 1988.

IN THE NEWS

The rate of inflation remains extremely subdued in the world’s developed economies, despite record monetary stimulus efforts by central banks. Economic growth may be improving, but prices for goods and services have stayed remarkably steady. In December, the U.S. core inflation figure, which excludes gas and food prices, rose by 0.1%, while the eurozone’s core rate estimate for January was 0.8% — sparking fears of deflation amid a still-fragile European economic recovery. Deflation — a decline in prices — can lead consumers to postpone major purchases, placing a drag on economic growth, as was the case in Japan for decades. Very low inflation can also be unhealthy, reflecting weak demand that curtails wages, corporate profits, and overall growth. U.S. inflation has been below the Fed’s target rate of 2% for most of the past two years. In Europe, the situation is more challenging, with European Central Bank (ECB) forecasts showing that subdued inflation will persist for some time, with an average 1.3% rate into 2015, well below the ECB’s target of 2%.

10	International Equity Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2013, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 12/31/13

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(2/28/91)		(6/1/94)		(7/26/99)		(12/1/94)		(1/21/03)	(7/2/12)	(7/2/12)	(7/12/96)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	8.18%	7.90%	7.87%	7.87%	7.37%	7.37%	7.63%	7.46%	7.91%	8.40%	8.40%	8.39%

10 years	82.02	71.56	71.30	71.30	68.84	68.84	73.12	67.06	77.43	86.94	87.20	86.62
Annual average	6.17	5.55	5.53	5.53	5.38	5.38	5.64	5.27	5.90	6.46	6.47	6.44

5 years	81.41	70.98	74.66	72.66	74.69	74.69	76.90	70.71	79.07	83.94	84.20	83.63
Annual average	12.65	11.32	11.80	11.54	11.80	11.80	12.08	11.29	12.36	12.96	12.99	12.92

3 years	31.54	23.98	28.68	25.68	28.62	28.62	29.61	25.08	30.57	32.76	32.94	32.53
Annual average	9.57	7.43	8.77	7.92	8.75	8.75	9.03	7.74	9.30	9.91	9.96	9.84

1 year	27.94	20.58	26.95	21.95	26.96	25.96	27.24	22.79	27.55	28.34	28.46	28.26

6 months	21.50	14.51	21.02	16.02	20.99	19.99	21.18	16.94	21.28	21.67	21.73	21.64

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after 8 years.

International Equity Fund	11

Comparative index returns For periods ended 12/31/13

		Lipper International
		Multi-Cap Core Funds
	MSCI EAFE Index (ND)	category average*

Annual average (life of fund)	5.57%	6.16%

10 years	95.09	91.42
Annual average	6.91	6.57

5 years	79.69	81.54
Annual average	12.44	12.55

3 years	26.55	23.69
Annual average	8.17	7.27

1 year	22.78	19.87

6 months	17.94	16.48

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/13, there were 371, 367, 312, 284, 117, and 7 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	1		—	1	1		1	1	1	1

Income	$0.173		—	$0.010	$0.065		$0.132	$0.255	$0.279	$0.226

Total	$0.173		—	$0.010	$0.065		$0.132	$0.255	$0.279	$0.226

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

6/30/13	$20.26	$21.50	$19.27	$19.58	$19.72	$20.44	$19.94	$20.58	$20.59	$20.52

12/31/13	24.44	25.93	23.32	23.68	23.83	24.69	24.05	24.78	24.78	24.73

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

12	International Equity Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 6/30/13	1.32%	2.07%	2.07%	1.82%	1.57%	0.94%	0.84%	1.07%

Annualized expense ratio for
the six-month period ended
12/31/13*	1.32%	2.07%	2.07%	1.82%	1.57%	0.98%	0.88%	1.07%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Includes an increase of 0.04% from annualizing the performance fee adjustment for the six months ended 12/31/13.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from July 1, 2013, to December 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$7.37	$11.53	$11.53	$10.15	$8.76	$5.48	$4.92	$5.98

Ending value (after expenses)	$1,215.00	$1,210.20	$1,209.90	$1,211.80	$1,212.80	$1,216.70	$1,217.30	$1,216.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

International Equity Fund	13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended December 31, 2013, use the following calculation method. To find the value of your investment on July 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$6.72	$10.51	$10.51	$9.25	$7.98	$4.99	$4.48	$5.45

Ending value (after expenses)	$1,018.55	$1,014.77	$1,014.77	$1,016.03	$1,017.29	$1,020.27	$1,020.77	$1,019.81

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	International Equity Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

International Equity Fund	15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of December 31, 2013, Putnam employees had approximately $438,000,000 and the Trustees had approximately $106,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	International Equity Fund

Trustee approval of management contract

Putnam Investment Management (“Putnam Management”) serves as investment manager to your fund under a management contract. In addition, Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), provides services to your fund under a sub-management contract between Putnam Management and PIL, and another affiliate, The Putnam Advisory Company (“PAC”), provides services to your fund under a sub-advisory contract among Putnam Management, PIL and PAC. Putnam Management is majority owned (directly and indirectly) by Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. Until his death on October 8, 2013, The Honourable Paul G. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), causing your fund’s existing management, sub-management and sub-advisory contracts to terminate automatically. On October 18, 2013, the Trustees, including all of the Trustees who are not “interested persons” (as this term is defined in the 1940 Act) of the Putnam funds (the “Independent Trustees”), approved interim management contracts between the Putnam funds and Putnam Management and the continuance of your fund’s sub-management and sub-advisory contracts to address this possibility and to avoid disruption of investment advisory and other services provided to the Putnam funds. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting called for February 27, 2014. The Trustees also approved new sub-management and sub-advisory contracts, to be effective at the same time as the new definitive management contracts.

In considering whether to approve your fund’s interim management contract and the continuance of your fund’s sub-management and sub-advisory contracts in October, and in considering whether to approve your fund’s new definitive management contract and its new sub-management and sub-advisory contracts in November, the Trustees took into account that they had recently approved the continuation (through June 30, 2014) of the fund’s previous management, sub-management and sub-advisory contracts at their meeting in June 2013. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to those of the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the terms of the sub-management and sub-advisory contracts were identical to those of the previous sub-management and sub-advisory contracts, respectively, except for the effective dates and initial terms. In light of the substantial similarity between the proposed contracts and the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their review of these contracts in connection with their June meeting. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais, Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power

International Equity Fund	17

Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

• Putnam Investments’ commitment to bear a reasonable share of the expenses incurred by the Putnam Funds in connection with the Transfer.

General conclusions in connection with the Trustees’ June 2013 approval of the fund’s management, sub-management and sub-advisory contracts

As noted above, in connection with their deliberations in October and November 2013, in addition to the factors described above, the Trustees considered their recent approval of your fund’s management, sub-management and sub-advisory contracts in June 2013. The Board oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management, sub-management and sub-advisory contracts. The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted

18	International Equity Fund

by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2013, subject to certain changes in the sub-management and sub-advisory contracts noted below. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ June 2013 approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered administrative revisions to your fund’s sub-management and sub-advisory contracts. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. Putnam Management also recommended that the sub-advisory contract be revised to reflect the closure of PAC’s Tokyo office and the termination of PAC’s non-discretionary investment adviser’s license with respect to that office. The Independent Trustees’ approval of these recommendations was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result

International Equity Fund	19

in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the first of the expense limitations applied during its fiscal year ending in 2012. Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual

20	International Equity Fund

management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this

International Equity Fund	21

strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper International Large-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	2nd

Five-year period	4th

For the one-year period ended December 31, 2012, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2012, there were 186, 168 and 150 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees, while noting that your fund’s investment performance over the one-year and three-year periods ended December 31, 2012 had been favorable, expressed concern about your fund’s fourth quartile performance over the five-year period then ended and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over the five-year period was due in significant part to the fund’s particularly weak performance in 2008 and 2009. They noted Putnam Management’s view that performance in 2008 suffered because the portfolio managers’ investment process at the time did not adequately address the economic conditions presented by the financial crisis that began in the third quarter of 2007, while relative performance in 2009 suffered as a result of the fund’s defensive positioning going into the market rally that began in March 2009.

The Trustees also considered steps that Putnam Management had taken to support improved performance, noting in particular that a new portfolio manager had joined the fund’s portfolio management team in November 2008 (and that this portfolio manager had taken sole responsibility for managing the fund’s investments in January 2011), and that the fund’s relative performance had improved under this portfolio manager, with the fund ranking in the top decile for the one-year period ended December 31, 2012 and in the second quartile for the three-year period then ended. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that

22	International Equity Fund

vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance issues that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on past responsiveness of Putnam Management to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

International Equity Fund	23

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24	International Equity Fund

The fund’s portfolio 12/31/13 (Unaudited)

COMMON STOCKS (99.3%)*	Shares	Value

Australia (2.7%)
Challenger, Ltd.	1,653,346	$9,158,027

Origin Energy, Ltd.	805,106	10,119,123

Telstra Corp., Ltd.	2,408,609	11,293,258

		30,570,408
Austria (0.6%)
voestalpine AG	131,613	6,373,640

		6,373,640
Belgium (0.9%)
Solvay SA	64,864	10,266,875

		10,266,875
Brazil (0.1%)
Bigfoot GmbH (acquired 8/2/13, cost $1,011,174) (Private) †∆∆F	46	785,354

		785,354
Canada (2.7%)
Agrium, Inc.	109,700	10,034,878

Intact Financial Corp.	118,023	7,707,466

Suncor Energy, Inc.	341,300	11,965,180

		29,707,524
China (1.6%)
China Resources Gas Group, Ltd.	2,474,000	8,617,763

Ctrip.com International, Ltd. ADR †	176,500	8,757,930

		17,375,693
Czech Republic (0.7%)
Erste Group Bank AG	215,914	7,553,634

		7,553,634
France (9.8%)
Alcatel-Lucent † S	2,075,319	9,309,990

BNP Paribas SA	247,115	19,349,771

Airbus Group NV	209,997	16,186,129

Faurecia † S	234,426	8,949,472

L’Oreal SA	56,609	9,968,826

Numericable SAS †	269,135	9,774,570

Sanofi	241,895	25,748,744

Veolia Environnement	612,292	10,005,041

		109,292,543
Germany (7.1%)
Daimler AG (Registered Shares)	224,703	19,450,477

Deutsche Post AG	636,141	23,197,254

Henkel AG & Co. KGaA (Preference)	141,545	16,420,772

Siemens AG	133,798	18,281,342

Zalando AG (acquired 9/30/13, cost $1,748,765) (Private) †∆∆F	39	1,511,556

		78,861,401
Hong Kong (0.9%)
Sun Hung Kai Properties, Ltd.	759,988	9,683,070

		9,683,070
India (0.4%)
Tata Motors, Ltd.	807,079	4,918,589

		4,918,589
Ireland (1.0%)
Kerry Group PLC Class A	166,814	11,591,449

		11,591,449

International Equity Fund	25

COMMON STOCKS (99.3%)* cont.	Shares	Value

Italy (4.0%)
ENI SpA	507,234	$12,264,716

Fiat SpA †	1,029,348	8,448,147

Luxottica Group SpA	183,751	9,869,404

Moncler SpA †	100,733	2,189,538

UniCredit SpA	1,531,453	11,403,657

		44,175,462
Japan (19.2%)
Ajinomoto Co., Inc.	717,000	10,389,724

Astellas Pharma, Inc.	203,000	12,028,233

Credit Saison Co., Ltd.	435,200	11,478,330

Daikin Industries, Ltd.	150,800	9,410,449

Hitachi, Ltd.	1,261,000	9,560,588

Japan Tobacco, Inc.	481,600	15,669,862

Mitsubishi Corp.	676,100	12,976,249

NSK, Ltd.	802,000	10,009,133

Olympus Corp. †	315,700	10,012,925

Sega Sammy Holdings, Inc.	319,300	8,143,094

Sekisui House, Ltd.	894,200	12,520,618

SMC Corp.	41,700	10,533,337

SoftBank Corp.	214,100	18,768,564

Sumitomo Mitsui Financial Group, Inc.	358,600	18,518,649

Tokyo Gas Co., Ltd.	3,547,000	17,477,922

Toyota Motor Corp.	429,400	26,130,050

		213,627,727
Mexico (0.7%)
Grupo Financiero Banorte SAB de CV	1,164,000	8,143,052

		8,143,052
Netherlands (2.6%)
ING Groep NV GDR †	1,424,639	19,921,661

Ziggo NV	206,933	9,470,473

		29,392,134
Panama (0.8%)
Copa Holdings SA Class A	56,200	8,998,182

		8,998,182
Portugal (0.8%)
Banco Espirito Santo SA †	6,497,166	9,294,940

		9,294,940
Russia (1.8%)
Aeroflot — Russian Airlines OJSC †	557,468	1,438,596

Magnit OJSC	43,605	12,183,106

Yandex NV Class A †	138,800	5,989,220

		19,610,922
Singapore (1.3%)
Ezion Holdings, Ltd.	7,986,000	14,093,235

		14,093,235
South Korea (2.6%)
Coway Co., Ltd.	127,993	8,065,588

LG Chemical, Ltd.	30,303	8,686,524

Samsung Electronics Co., Ltd.	9,105	11,900,192

		28,652,304

26	International Equity Fund

COMMON STOCKS (99.3%)* cont.	Shares	Value

Spain (2.5%)
Banco Popular Espanol SA †	1,246,545	$7,526,281

Grifols SA ADR	361,207	13,046,797

Jazztel PLC †	665,711	7,139,196

		27,712,274
Sweden (2.1%)
Assa Abloy AB Class B	221,321	11,733,801

Nordea Bank AB	880,251	11,919,510

		23,653,311
Switzerland (1.7%)
Compagnie Financiere Richemont SA	184,088	18,421,484

		18,421,484
Taiwan (1.4%)
Hermes Microvision, Inc.	235,988	7,687,239

Inotera Memories, Inc. †	10,588,000	7,851,132

		15,538,371
Thailand (0.8%)
CP ALL PCL	7,024,700	8,978,618

		8,978,618
Turkey (0.3%)
Turk Hava Yollari Anonim Ortakligi (THY)	1,218,382	3,673,716

		3,673,716
United Kingdom (22.8%)
Associated British Foods PLC	384,758	15,587,029

AstraZeneca PLC	435,838	25,852,191

Barclays PLC	3,785,352	17,127,178

BG Group PLC	641,215	13,818,348

BT Group PLC	2,516,405	15,844,214

Compass Group PLC	1,012,158	16,228,765

Glencore Xstrata PLC	2,092,280	10,876,770

Kingfisher PLC	1,474,984	9,429,360

Liberty Global PLC Ser. C †	103,300	8,710,256

Persimmon PLC	569,913	11,708,114

Prudential PLC	768,427	17,198,185

Royal Dutch Shell PLC Class A	637,635	22,900,235

Shire PLC	177,767	8,376,685

Telecity Group PLC	785,758	9,464,187

Thomas Cook Group PLC †	3,582,842	9,925,381

TUI Travel PLC	1,808,710	12,382,902

Vodafone Group PLC	2,688,785	10,569,818

WPP PLC	768,142	17,627,249

		253,626,867
United States (5.4%)
Apple, Inc.	15,852	8,894,716

Google, Inc. Class A †	4,866	5,453,375

KKR & Co. LP	421,200	10,252,008

Monsanto Co.	89,465	10,427,146

Tesla Motors, Inc. † S	38,500	5,789,630

Tyco International, Ltd.	211,518	8,680,699

Visa, Inc. Class A	45,600	10,154,202

		59,651,776

Total common stocks (cost $891,270,365)		$1,104,224,555

International Equity Fund	27

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Notes 1s, May 31, 2018 [i]	$144,000	$140,988

Total U.S. treasury obligations (cost $140,988)		$140,988

SHORT-TERM INVESTMENTS (2.0%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.14% [d]	12,168,781	$12,168,781

Putnam Short Term Investment Fund 0.08% L	9,103,887	9,103,887

SSgA Prime Money Market Fund 0.05% P	170,000	170,000

U.S. Treasury Bills with an effective yield of 0.11%,
November 13, 2014 ∆	$90,000	89,921

U.S. Treasury Bills with effective yields ranging from 0.10%
to 0.13%, May 29, 2014 ∆	753,000	752,823

U.S. Treasury Bills with an effective yield of 0.10%,
May 1, 2014 ∆	13,000	12,998

U.S. Treasury Bills zero %, August 21, 2014 [i]	69,000	68,959

Total short-term investments (cost $22,367,202)		$22,367,369

TOTAL INVESTMENTS

Total investments (cost $913,778,555)		$1,126,732,912

Key to holding’s abbreviations

ADR American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

GDR Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank.

OJSC Open Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2013 through December 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,112,557,861.

† Non-income-producing security.

∆∆ Security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $2,296,910, or 0.2% of net assets.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

28	International Equity Fund

At the close of the reporting period, the fund maintained liquid assets totaling $711,995 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Consumer discretionary	21.5%
Financials	17.6
Industrials	12.1

FORWARD CURRENCY CONTRACTS at 12/31/13 (aggregate face value $175,129,214) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	1/16/14	$2,062,361	$2,157,274	$(94,913)

Barclays Bank PLC
	British Pound	Sell	3/19/14	2,116,336	2,089,664	(26,672)

	Euro	Sell	3/19/14	2,225,145	2,191,033	(34,112)

	Hong Kong Dollar	Buy	2/19/14	6,036,359	6,038,962	(2,603)

	Japanese Yen	Buy	2/19/14	404,269	259,703	144,566

	Swedish Krona	Buy	3/19/14	2,284,352	2,250,192	34,160

	Swiss Franc	Buy	3/19/14	10,578,196	10,414,104	164,092

Citibank, N.A.
	Danish Krone	Buy	3/19/14	11,896,430	11,719,490	176,940

	Euro	Buy	3/19/14	1,553,681	1,592,602	(38,921)

	Japanese Yen	Buy	2/19/14	9,561,814	10,075,507	(513,693)

	Japanese Yen	Sell	2/19/14	9,561,814	10,073,633	511,819

Credit Suisse International
	Australian Dollar	Buy	1/16/14	1,326,523	1,387,132	(60,609)

	Canadian Dollar	Sell	1/16/14	7,004,865	7,143,201	138,336

	Norwegian Krone	Buy	3/19/14	751,519	746,950	4,569

	Swiss Franc	Buy	3/19/14	19,824,065	19,515,664	308,401

HSBC Bank USA, National Association
	Australian Dollar	Buy	1/16/14	3,022,214	3,160,292	(138,078)

JPMorgan Chase Bank N.A.
	British Pound	Sell	3/19/14	5,255,340	5,199,172	(56,168)

	Euro	Sell	3/19/14	1,263,140	1,243,881	(19,259)

	Japanese Yen	Buy	2/19/14	1,189,117	1,226,860	(37,743)

	Japanese Yen	Sell	2/19/14	1,189,117	1,272,912	83,795

	Norwegian Krone	Buy	3/19/14	8,706,771	8,654,475	52,296

	Singapore Dollar	Buy	2/19/14	3,027,092	3,074,954	(47,862)

	Swiss Franc	Buy	3/19/14	12,275,181	12,086,700	188,481

Royal Bank of Scotland PLC (The)
	Japanese Yen	Sell	2/19/14	247,731	357,299	109,568

International Equity Fund	29

FORWARD CURRENCY CONTRACTS at 12/31/13 (aggregate face value $175,129,214) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co.
	Australian Dollar	Buy	1/16/14	$1,834,597	$2,086,889	$(252,292)

	Euro	Sell	3/19/14	9,860,248	9,710,163	(150,085)

	Israeli Shekel	Buy	1/16/14	4,849,807	4,759,438	90,369

	Japanese Yen	Sell	2/19/14	3,280,347	3,321,804	41,457

UBS AG
	British Pound	Sell	3/19/14	1,074,471	1,061,442	(13,029)

	Euro	Sell	3/19/14	7,613,505	7,550,066	(63,439)

	Swiss Franc	Buy	3/19/14	11,106,843	10,932,739	174,104

WestPac Banking Corp.
	Euro	Sell	3/19/14	11,956,218	11,775,017	(181,201)

Total						$492,274

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

30	International Equity Fund

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Australia	$—	$30,570,408	$—

Austria	—	6,373,640	—

Belgium	—	10,266,875	—

Brazil	—	—	785,354

Canada	29,707,524	—	—

China	8,757,930	8,617,763	—

Czech Republic	—	7,553,634	—

France	9,774,570	99,517,973	—

Germany	—	77,349,845	1,511,556

Hong Kong	—	9,683,070	—

India	—	4,918,589	—

Ireland	—	11,591,449	—

Italy	2,189,538	41,985,924	—

Japan	—	213,627,727	—

Mexico	8,143,052	—	—

Netherlands	—	29,392,134	—

Panama	8,998,182	—	—

Portugal	—	9,294,940	—

Russia	19,610,922	—	—

Singapore	—	14,093,235	—

South Korea	—	28,652,304	—

Spain	13,046,797	14,665,477	—

Sweden	—	23,653,311	—

Switzerland	—	18,421,484	—

Taiwan	—	15,538,371	—

Thailand	8,978,618	—	—

Turkey	—	3,673,716	—

United Kingdom	8,710,256	244,916,611	—

United States	59,651,776	—	—

Total common stocks	177,569,165	924,358,480	2,296,910

U.S. treasury obligations	—	140,988	—

Short-term investments	9,273,887	13,093,482	—

Totals by level	$186,843,052	$937,592,950	$2,296,910

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$492,274	$—

Totals by level	$—	$492,274	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

International Equity Fund	31

Statement of assets and liabilities 12/31/13 (Unaudited)

ASSETS

Investment in securities, at value, including $11,564,583 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $892,505,887)	$1,105,460,244
Affiliated issuers (identified cost $21,272,668) (Notes 1 and 5)	21,272,668

Foreign currency (cost $434,185) (Note 1)	435,034

Foreign tax reclaim	286,255

Dividends, interest and other receivables	1,497,108

Receivable for shares of the fund sold	783,568

Unrealized appreciation on forward currency contracts (Note 1)	2,222,953

Total assets	1,131,957,830

LIABILITIES

Payable to custodian	950,826

Payable for investments purchased	251

Payable for shares of the fund repurchased	1,644,129

Payable for compensation of Manager (Note 2)	690,217

Payable for custodian fees (Note 2)	53,125

Payable for investor servicing fees (Note 2)	163,441

Payable for Trustee compensation and expenses (Note 2)	673,283

Payable for administrative services (Note 2)	7,295

Payable for distribution fees (Note 2)	651,485

Unrealized depreciation on forward currency contracts (Note 1)	1,730,679

Collateral on securities loaned, at value (Note 1)	12,168,781

Collateral on certain derivative contracts, at value (Note 1)	379,947

Other accrued expenses	286,510

Total liabilities	19,399,969

Net assets	$1,112,557,861

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,206,993,409

Distributions in excess of net investment income (Note 1)	(3,910,229)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,303,918,016)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	213,392,697

Total — Representing net assets applicable to capital shares outstanding	$1,112,557,861

(Continued on next page)

32	International Equity Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($924,435,449 divided by 37,831,723 shares)	$24.44

Offering price per class A share (100/94.25 of $24.44)*	$25.93

Net asset value and offering price per class B share ($23,259,336 divided by 997,596 shares)**	$23.32

Net asset value and offering price per class C share ($61,389,554 divided by 2,592,654 shares)**	$23.68

Net asset value and redemption price per class M share ($18,488,826 divided by 776,013 shares)	$23.83

Offering price per class M share (100/96.50 of $23.83)*	$24.69

Net asset value, offering price and redemption price per class R share
($3,400,559 divided by 141,409 shares)	$24.05

Net asset value, offering price and redemption price per class R5 share
($14,786 divided by 597 shares)†	$24.78

Net asset value, offering price and redemption price per class R6 share
($17,032,681 divided by 687,238 shares)	$24.78

Net asset value, offering price and redemption price per class Y share
($64,536,670 divided by 2,610,146 shares)	$24.73

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

International Equity Fund	33

Statement of operations Six months ended 12/31/13 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $614,610)	$7,608,351

Interest (including interest income of $2,839 from investments in affiliated issuers) (Note 5)	4,343

Securities lending (Note 1)	58,791

Total investment income	7,671,485

EXPENSES

Compensation of Manager (Note 2)	3,917,556

Investor servicing fees (Note 2)	1,235,087

Custodian fees (Note 2)	68,978

Trustee compensation and expenses (Note 2)	38,809

Distribution fees (Note 2)	1,581,958

Administrative services (Note 2)	16,584

Other	355,144

Total expenses	7,214,116

Expense reduction (Note 2)	(70,757)

Net expenses	7,143,359

Net investment income	528,126

Net realized gain on investments (net of foreign tax of $117,105) (Notes 1 and 3)	66,046,532

Net realized loss on foreign currency transactions (Note 1)	(2,552,701)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	3,693,669

Net unrealized appreciation of investments during the period	132,382,074

Net gain on investments	199,569,574

Net increase in net assets resulting from operations	$200,097,700

The accompanying notes are an integral part of these financial statements.

34	International Equity Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 12/31/13*	Year ended 6/30/13

Operations:
Net investment income	$528,126	$9,901,205

Net realized gain on investments
and foreign currency transactions	63,493,831	122,647,182

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	136,075,743	60,613,901

Net increase in net assets resulting from operations	200,097,700	193,162,288

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(6,516,132)	(7,957,980)

Class B	—	(46,209)

Class C	(25,994)	(145,320)

Class M	(51,047)	(80,999)

Class R	(18,607)	(19,716)

Class R5	(151)	(122)

Class R6	(189,597)	(127)

Class Y	(582,003)	(811,984)

Increase in capital from settlement payments	1,583,387	—

Decrease from capital share transactions (Note 4)	(44,511,503)	(163,470,829)

Total increase in net assets	149,786,053	20,629,002

NET ASSETS

Beginning of period	962,771,808	942,142,806

End of period (including distributions in excess of net
investment income of $3,910,229 and undistributed net
investment income of $2,945,176, respectively)	$1,112,557,861	$962,771,808

* Unaudited

The accompanying notes are an integral part of these financial statements.

International Equity Fund	35

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio of
	Net asset		Net realized										Ratio of	net investment
	value,		and unrealized	Total from	From						Total return	Net assets,	expenses to	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	From return	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	average net	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	of capital	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	assets (%) [c]	net assets (%)	turnover (%)

Class A
December 31, 2013**	$20.26	.02	4.30	4.32	(.17)	—	(.17)	—	.03 [d]	$24.44	21.50 *	$924,435	.66 *	.07 *	31 *
June 30, 2013	16.78	.20	3.47	3.67	(.19)	—	(.19)	—	—	20.26	21.92	800,600	1.32	1.06	86
June 30, 2012	20.93	.23	(3.72)	(3.49)	(.89)	(.07)	(.96)	—	.30 [f,g]	16.78	(14.98)	785,933	1.36	1.32	67
June 30, 2011	15.80	.21	5.28	5.49	(.41)	—	(.41)	— [h]	.05 [i,j,k]	20.93	35.21	1,159,510	1.37	1.06	80
June 30, 2010	15.75	.19	.29	.48	(.42)	(.01)	(.43)	— [h]	— [h,l]	15.80	2.67	1,087,233	1.42	1.07	96
June 30, 2009	24.68	.38	(9.38)	(9.00)	—	—	—	— [h]	.07 [m,n]	15.75	(36.18)	1,364,234	1.35 [o]	2.27 [o]	82

Class B
December 31, 2013**	$19.27	(.06)	4.08	4.02	—	—	—	—	.03 [d]	$23.32	21.02 *	$23,259	1.04 *	(.30) *	31 *
June 30, 2013	15.95	.05	3.30	3.35	(.03)	—	(.03)	—	—	19.27	21.04	21,761	2.07	.27	86
June 30, 2012	19.85	.08	(3.51)	(3.43)	(.71)	(.05)	(.76)	—	.29 [f,g]	15.95	(15.60)	25,547	2.11	.50	67
June 30, 2011	14.96	.03	5.02	5.05	(.21)	—	(.21)	— [h]	.05 [i,j,k]	19.85	34.20	50,180	2.12	.18	80
June 30, 2010	14.91	.04	.28	.32	(.26)	(.01)	(.27)	— [h]	— [h,l]	14.96	1.89	70,933	2.17	.21	96
June 30, 2009	23.55	.24	(8.95)	(8.71)	—	—	—	— [h]	.07 [m,n]	14.91	(36.69)	134,905	2.10 [o]	1.45 [o]	82

Class C
December 31, 2013**	$19.58	(.07)	4.15	4.08	(.01)	—	(.01)	—	.03 [d]	$23.68	20.99 *	$61,390	1.04 *	(.30) *	31 *
June 30, 2013	16.22	.06	3.35	3.41	(.05)	—	(.05)	—	—	19.58	21.03	53,981	2.07	.31	86
June 30, 2012	20.23	.10	(3.60)	(3.50)	(.74)	(.06)	(.80)	—	.29 [f,g]	16.22	(15.64)	53,807	2.11	.57	67
June 30, 2011	15.27	.06	5.11	5.17	(.26)	—	(.26)	— [h]	.05 [i,j,k]	20.23	34.29	80,648	2.12	.31	80
June 30, 2010	15.24	.05	.29	.34	(.30)	(.01)	(.31)	— [h]	— [h,l]	15.27	1.92	76,281	2.17	.31	96
June 30, 2009	24.07	.25	(9.15)	(8.90)	—	—	—	— [h]	.07 [m,n]	15.24	(36.68)	93,839	2.10 [o]	1.56 [o]	82

Class M
December 31, 2013**	$19.72	(.04)	4.19	4.15	(.07)	—	(.07)	—	.03 [d]	$23.83	21.18 *	$18,489	.92 *	(.18) *	31 *
June 30, 2013	16.34	.10	3.37	3.47	(.09)	—	(.09)	—	—	19.72	21.26	16,006	1.82	.55	86
June 30, 2012	20.38	.14	(3.62)	(3.48)	(.79)	(.06)	(.85)	—	.29 [f,g]	16.34	(15.39)	16,826	1.86	.83	67
June 30, 2011	15.38	.10	5.16	5.26	(.31)	—	(.31)	— [h]	.05 [i,j,k]	20.38	34.65	24,507	1.87	.51	80
June 30, 2010	15.35	.10	.28	.38	(.34)	(.01)	(.35)	— [h]	— [h,l]	15.38	2.15	25,387	1.92	.57	96
June 30, 2009	24.18	.29	(9.19)	(8.90)	—	—	—	— [h]	.07 [m,n]	15.35	(36.52)	29,707	1.85 [o]	1.81 [o]	82

Class R
December 31, 2013**	$19.94	(.01)	4.22	4.21	(.13)	—	(.13)	—	.03 [d]	$24.05	21.28 *	$3,401	.79 *	(.05) *	31 *
June 30, 2013	16.52	.16	3.40	3.56	(.14)	—	(.14)	—	—	19.94	21.62	2,743	1.57	.84	86
June 30, 2012	20.61	.16	(3.64)	(3.48)	(.84)	(.07)	(.91)	—	.30 [f,g]	16.52	(15.17)	2,261	1.61	.94	67
June 30, 2011	15.57	.17	5.19	5.36	(.37)	—	(.37)	— [h]	.05 [i,j,k]	20.61	34.90	4,583	1.62	.85	80
June 30, 2010	15.52	.15	.29	.44	(.38)	(.01)	(.39)	— [h]	— [h,l]	15.57	2.46	3,537	1.67	.82	96
June 30, 2009	24.40	.35	(9.30)	(8.95)	—	—	—	— [h]	.07 [m,n]	15.52	(36.39)	3,648	1.60 [o]	2.18 [o]	82

Class R5
December 31, 2013**	$20.58	.06	4.36	4.42	(.26)	—	(.26)	—	.04 [d]	$24.78	21.67 *	$15	.49 *	.24 *	31 *
June 30, 2013†	17.12	.29	3.38	3.67	(.21)	—	(.21)	—	—	20.58	21.51 *	12	.94 *	1.49 *	86

Class R6
December 31, 2013**	$20.59	.07	4.36	4.43	(.28)	—	(.28)	—	.04 [d]	$24.78	21.73 *	$17,033	.44 *	.29 *	31 *
June 30, 2013†	17.12	.56 [e]	3.13	3.69	(.22)	—	(.22)	—	—	20.59	21.62*	13,856	.84 *	2.63 *[e]	86

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36	International Equity Fund	International Equity Fund	37

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio of
	Net asset		Net realized										Ratio of	net investment
	value,		and unrealized	Total from	From						Total return	Net assets,	expenses to	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	From return	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	average net	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	of capital	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	assets (%) [c]	net assets (%)	turnover (%)

Class Y
December 31, 2013**	$20.52	.05	4.35	4.40	(.23)	—	(.23)	—	.04 [d]	$24.73	21.64 *	$64,537	.54 *	.20 *	31 *
June 30, 2013	17.00	.24	3.52	3.76	(.24)	—	(.24)	—	—	20.52	22.19	53,813	1.07	1.27	86
June 30, 2012	21.20	.28	(3.77)	(3.49)	(.94)	(.07)	(1.01)	—	.30 [f,g]	17.00	(14.74)	57,769	1.11	1.56	67
June 30, 2011	16.00	.27	5.34	5.61	(.46)	—	(.46)	— [h]	.05 [i,j,k]	21.20	35.55	81,394	1.12	1.38	80
June 30, 2010	15.94	.22	.31	.53	(.46)	(.01)	(.47)	— [h]	— [h,l]	16.00	2.95	87,194	1.17	1.21	96
June 30, 2009	24.92	.41	(9.46)	(9.05)	—	—	—	— [h]	.07 [m,n]	15.94	(36.04)	127,746	1.10 [o]	2.25 [o]	82

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to June 30, 2013.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Morgan Stanley & Co. which amounted to the following per share outstanding on November 27, 2013.

Per share

Class A	$0.03

Class B	0.03

Class C	0.03

Class M	0.03

Class R	0.03

Class R5	0.04

Class R6	0.04

Class Y	0.04

e The net investment income ratio and per share amount shown for the period ended June 30, 2013 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp. which amounted to $0.03 per share outstanding on November 29, 2011.

g Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC, which amounted to the following per share outstanding on July 21, 2011:

Per share

Class A	$0.27

Class B	0.26

Class C	0.26

Class M	0.26

Class R	0.27

Class Y	0.27

This payment resulted in an increase to total returns of 1.36% for the year ended June 30, 2012.

h Amount represents less than $0.01 per share.

i Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Zurich Capital Markets, which amounted to less than $0.01 per share outstanding as of December 21, 2010.

j Reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to $0.01 per share outstanding on May 11, 2011.

k Reflects a non-recurring reimbursement pursuant to a settlement between the the SEC and Prudential Securities, Inc., which amounted to $0.04 per share outstanding as of May 16, 2011.

l Reflects a non-recurring reimbursement pursuant to a settlement between the the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

m Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to $0.04 per share outstanding as of June 23, 2009.

n Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear, Stearns & Co., Inc. and Bear, Stearns Securities Corp., which amounted to $0.03 per share outstanding as of May 21, 2009.

o Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

June 30, 2009	0.01%

The accompanying notes are an integral part of these financial statements.

38	International Equity Fund	International Equity Fund	39

Notes to financial statements 12/31/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from July 1, 2013 through December 31, 2013.

Putnam International Equity Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies outside the United States that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management also considers other factors that it believes will cause the stock price to rise. The fund invests mainly in developed countries, but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

40	International Equity Fund

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains

International Equity Fund	41

or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $747,153 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $684,743 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $260,869.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $11,564,583 and the fund received cash collateral of $12,168,781.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment

42	International Equity Fund

policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At June 30, 2013, the fund had a capital loss carryover of $1,366,949,098 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$391,878,749	N/A	$391,878,749	June 30, 2017

975,070,349	N/A	975,070,349	June 30, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $914,241,304, resulting in gross unrealized appreciation and depreciation of $227,919,649 and $15,428,041, respectively, or net unrealized appreciation of $212,491,608.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

International Equity Fund	43

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.850%	of the first $5 billion,	0.650%	of the next $50 billion,

0.800%	of the next $5 billion,	0.630%	of the next $50 billion,

0.750%	of the next $10 billion,	0.620%	of the next $100 billion and

0.700%	of the next $10 billion,	0.615%	of any excess thereafter.

Following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, the Trustees of the fund approved an interim management contract with Putnam Management. Consistent with Rule 15a–4 under the Investment Company Act of 1940, the interim management contract will remain in effect until the earlier to occur of (i) approval by the fund’s shareholders of a new management contract and (ii) March 7, 2014. Except with respect to termination, the substantive terms of the interim management contract, including terms relating to fees payable to Putnam Management, are identical to the terms of the fund’s previous management contract with Putnam Management. The Trustees of the fund also approved the continuance, effective October 8, 2013, of the sub-management contract between Putnam Management and Putnam Investments Limited (PIL) and of the sub-advisory contract between Putnam Management, PIL and The Putnam Advisory Company, LLC (PAC) described below, for a term no longer than March 7, 2014. The Trustees of the fund have called a shareholder meeting for February 27, 2014, at which shareholders of the fund will consider approval of a proposed new management contract between the fund and Putnam Management. The substantive terms of the proposed new management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract. Further information regarding the proposed new management contract is included in a proxy statement filed with the SEC on December 20, 2013. The proxy statement was mailed to shareholders of record beginning on or about December 23, 2013.

In addition, beginning with January 2011, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI EAFE Index (Net Dividends), each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.352% of the fund’s average net assets before an increase of $230,886 (0.022% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period.

44	International Equity Fund

This expense limitation remains in place under the interim management contract above. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

PIL, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

PAC, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,039,036	Class R5	10

Class B	27,147	Class R6	3,876

Class C	69,505	Class Y	70,917

Class M	20,884	Total	$1,235,087

Class R	3,712

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $558 under the expense offset arrangements and by $70,199 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $716, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class  A, class  B, class  C, class  M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam

International Equity Fund	45

Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,098,976	Class M	66,284

Class B	114,777	Class R	7,854

Class C	294,067	Total	$1,581,958

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $21,028 and $117 from the sale of class A and class M shares, respectively, and received $5,118 and $223 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $1 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $319,048,072 and $366,145,225, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 12/31/13		Year ended 6/30/13

Class A	Shares	Amount	Shares	Amount

Shares sold	960,635	$21,910,182	1,541,564	$29,476,782

Shares issued in connection with
reinvestment of distributions	253,894	6,106,137	388,700	7,424,200

	1,214,529	28,016,319	1,930,264	36,900,982

Shares repurchased	(2,892,300)	(65,561,703)	(9,246,973)	(175,365,362)

Net decrease	(1,677,771)	$(37,545,384)	(7,316,709)	$(138,464,380)

	Six months ended 12/31/13		Year ended 6/30/13

Class B	Shares	Amount	Shares	Amount

Shares sold	35,538	$768,786	63,651	$1,153,441

Shares issued in connection with
reinvestment of distributions	—	—	2,406	43,866

	35,538	768,786	66,057	1,197,307

Shares repurchased	(167,219)	(3,586,425)	(538,093)	(9,727,866)

Net decrease	(131,681)	$(2,817,639)	(472,036)	$(8,530,559)

46	International Equity Fund

	Six months ended 12/31/13		Year ended 6/30/13

Class C	Shares	Amount	Shares	Amount

Shares sold	64,752	$1,421,858	92,470	$1,725,301

Shares issued in connection with
reinvestment of distributions	942	21,958	6,565	121,577

	65,694	1,443,816	99,035	1,846,878

Shares repurchased	(230,318)	(5,018,279)	(658,654)	(12,190,730)

Net decrease	(164,624)	$(3,574,463)	(559,619)	$(10,343,852)

	Six months ended 12/31/13		Year ended 6/30/13

Class M	Shares	Amount	Shares	Amount

Shares sold	20,327	$452,211	49,649	$924,735

Shares issued in connection with
reinvestment of distributions	1,903	44,619	3,695	68,876

	22,230	496,830	53,344	993,611

Shares repurchased	(57,842)	(1,290,348)	(271,791)	(5,055,711)

Net decrease	(35,612)	$(793,518)	(218,447)	$(4,062,100)

	Six months ended 12/31/13		Year ended 6/30/13

Class R	Shares	Amount	Shares	Amount

Shares sold	13,904	$308,561	42,627	$796,290

Shares issued in connection with
reinvestment of distributions	750	17,756	1,037	19,497

	14,654	326,317	43,664	815,787

Shares repurchased	(10,823)	(241,977)	(42,969)	(805,411)

Net increase	3,831	$84,340	695	$10,376

			For the period 7/3/12
			(commencement of operations)
	Six months ended 12/31/13		to 6/30/13

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	584	$10,000

Shares issued in connection with
reinvestment of distributions	7	151	6	122

	7	151	590	10,122

Shares repurchased	—	—	—	—

Net increase	7	$151	590	$10,122

			For the period 7/3/12
			(commencement of operations)
	Six months ended 12/31/13		to 6/30/13

Class R6	Shares	Amount	Shares	Amount

Shares sold	33,015	$768,159	689,046	$13,915,268

Shares issued in connection with
reinvestment of distributions	7,774	189,597	7	127

	40,789	957,756	689,053	13,915,395

Shares repurchased	(26,383)	(609,417)	(16,221)	(345,456)

Net increase	14,406	$348,339	672,832	$13,569,939

International Equity Fund	47

	Six months ended 12/31/13		Year ended 6/30/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	231,992	$5,378,636	540,816	$10,362,628

Shares issued in connection with
reinvestment of distributions	22,459	546,438	40,205	776,761

	254,451	5,925,074	581,021	11,139,389

Shares repurchased	(266,667)	(6,138,403)	(1,357,364)	(26,799,764)

Net decrease	(12,216)	$(213,329)	(776,343)	$(15,660,375)

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	597	100%	$14,786

Class R6	597	0.1	14,794

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$12,523,619	$151,433,069	$154,852,801	$2,839	$9,103,887

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$263,500,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$2,222,953	Payables	$1,730,679

Total		$2,222,953		$1,730,679

48	International Equity Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(2,467,519)	$(2,467,519)

Total	$(2,467,519)	$(2,467,519)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$3,583,169	$3,583,169

Total	$3,583,169	$3,583,169

International Equity Fund	49

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements, reverse repurchase agreements, securities lending and borrowing transactions, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldman Sachs Bank USA	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Forward currency contracts#	$—	$342,818	$688,759	$451,306	$—	$—	$324,572	$109,568	$131,826	$174,104	$—	$2,222,953

Securities on loan**	—	—	—	—	11,564,583	—	—	—	—	—	—	11,564,583

Total Assets	$—	$342,818	$688,759	$451,306	$11,564,583	$—	$324,572	$109,568	$131,826	$174,104	$—	$13,787,536

Liabilities:

Forward currency contracts#	94,913	63,387	552,614	60,609	—	138,078	161,032	—	402,377	76,468	181,201	1,730,679

Total Liabilities	$94,913	$63,387	$552,614	$60,609	$—	$138,078	$161,032	$—	$402,377	$76,468	$181,201	$1,730,679

Total Financial and Derivative Net Assets	$(94,913)	$279,431	$136,145	$390,697	$11,564,583	$(138,078)	$163,540	$109,568	$(270,551)	$97,636	$(181,201)	$12,056,857

Total collateral received (pledged)##†	$(94,913)	$209,947	$136,145	$390,697	$11,564,583	$(138,078)	$20,000	$109,568	$—	$97,636	$—	$12,295,585

Net amount	$—	$69,484	$—	$—	$—	$—	$143,540	$—	$(270,551)	$—	$(181,201)	$(238,728)

**Included with Investments in securities on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement. (See Note 1 to the financial statements)

##Any over-collateralization of total financial and derivative net assets is not shown.

50	International Equity Fund	International Equity Fund	51

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

52	International Equity Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Investment Sub-Advisor	Robert E. Patterson	and Assistant Treasurer
The Putnam Advisory	George Putnam, III
Company, LLC	Robert L. Reynolds	Susan G. Malloy
One Post Office Square	W. Thomas Stephens	Vice President and
Boston, MA 02109		Assistant Treasurer
Officers
Marketing Services	Robert L. Reynolds	James P. Pappas
Putnam Retail Management	President	Vice President
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President and
Custodian	Principal Executive Officer, and	BSA Compliance Officer
State Street Bank	Compliance Liaison
and Trust Company		Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
Legal Counsel	Vice President and	Proxy Voting and Corporate
Ropes & Gray LLP	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam International Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR US SKI TEAM US SNOWBOARDING

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

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SA009
285154 2/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam International Equity Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 27, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 27, 2014